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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34766) of Stewart Enterprises, Inc. of our report dated June 12, 2003 relating to the financial statements of Stewart Enterprises Employees' Retirement Trust, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
New Orleans, Louisiana
June 27, 2003